UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
 Exchange Act of 1934
Check the appropriate box:
☑	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
☐	Definitive Information Statement

RAPTOR NETWORKS TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RAPTOR NETWORKS TECHNOLOGY, INC.
41 Howe Lane
 Freehold, NJ 07728
 (732) 252-5146

Notice of Action by Written Consent of Shareholders to be Effective May 8, 2012

Dear Stockholder:

Raptor Networks Technology, Inc., a Colorado corporation. (the "Company"), hereby notifies our stockholders of record on January 20, 2012 that stockholders holding approximately 55% of the voting power have approved, by written consent in lieu of a special meeting on January 6, 2012 the following proposals:

Proposal	1	To amend our Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 500,000,000 shares.

Proposal	2	To amend the Articles of Incorporation to effect a reverse stock split of the common stock, $.001 par value, of the Company by a ratio of one-for-ten.

Proposal	3	To change the domicile of the Company from Colorado to Wyoming.

Proposal	4	To change the name of the Company to Mabwe Minerals Inc.

This Information Statement is first being mailed to our stockholders of record as of the close of business on April 2, 2012. The action contemplated herein will not be effective until May 8, 2012, a date which is at least 20 days after the date on which this Information Statement is first mailed to our stockholders of record.  You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, and pursuant to Colorado law and the Company’s bylaws permit holders of a majority of the voting power to take a stockholder action by written consent..  Proxies are not being solicited because stockholders holding approximately 55% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

Exhibit A Articles of Incorporation for Mabwe Minerals Inc.
Exhibit B Bylaws of Mabwe Minerals Inc.
Exhibit C Plan of Merger Between Raptor Networks Technology, Inc. and Mabwe Minerals Inc.

Exhibit D Agreement Dated July 5, 2011 Between Raptor Networks Technology, Inc. and California Capital Equity, LLC.

/s/ Al Pietrangelo
President and Chief Executive Officer

41 Howe Lane
Freehold, N.J. 07728
April 16, 2012

RAPTOR NETWORKS TECHNOLOGY, INC.
41 Howe Lane
Freehold, NJ 07728

  INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Raptor Networks Technology, Inc., a Colorado corporation (the “Company”), in connection with the adoption of an Amendment to our Restated Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On January 5, 2012 our Board of Directors approved and, on January 6, 2012 the holders of a majority of our voting capital stock approved an amendment to our Restated Articles of Incorporation (the “Amendment”) to provide for the increase of the total number of authorized, issued and outstanding shares of the Company’s common stock, par value $.001 per share (“Common Stock”). We will, when permissible following the expiration of the 20 day period mandated by Rule 14C of the Exchange Act and the provisions of the Colorado Business Corporation Act, file the Amendment with the Colorado Secretary of State’s Office. The Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

Voting Securities

As of the date of this information statement, our voting securities consist of our common stock, par value $0.001 per share, of which 198,009,290 shares are outstanding.  Approval of the Amendment  requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at January 20, 2012 (the “Record Date”).  The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Stockholders who beneficially own an aggregate of 109,928,311 shares of our Common Stock, or approximately 55% of the total 198,009,290 issued and outstanding shares of Common Stock are the “Consenting Stockholders.”   The Consenting Stockholders have  the power to vote all of their shares of our Common Stock, which number exceeds the majority of the issued and outstanding shares of our Common Stock on the date of this information statement.  The Consenting Stockholders have consented to the proposed action set forth herein and had and have the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 7-107-104 of the Colorado Business Corporation Act, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

Pursuant to Section 7-107-104 of the Colorado Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about April __, 2012 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters' Right of Appraisal

The Colorado Business Corporation Act does not provide for dissenter's rights of appraisal in connection with the proposed actions nor have we provided for appraisal rights in our Articles of Incorporation or Bylaws.

PROPOSAL 1 - AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF     AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 500,000,000

General

Our current Articles of Incorporation, as amended ("Articles of Incorporation") state that the number of authorized shares of Common Stock is limited to 200,000,000 shares.  As of April 2, 2012, a total of 198,009,290 shares of Common Stock were issued and outstanding. The Amendment has been adopted to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions .

Our Board of Directors approved, subject to stockholder approval, the Amendment to increase the number of authorized shares of Common Stock to 500,000,000 shares.

Stockholder approval for the Amendment to increase the number of authorized shares was obtained by Written Consent of stockholders holding at least a majority of the voting power of our issued and outstanding Common Stock as of the Record Date. The Amendment for the increase in authorized shares will become effective upon filing of the Amendment promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date. The substantive text of the proposed Amendment is attached hereto as Appendix A.

Current Use of Shares

As of April 2, 2012, there were:

•  198,009,290 shares of Common Stock outstanding and no shares of preferred stock outstanding; and

• 1,990,710 shares subject to issuance upon the conversion of our outstanding options and warrants; and

Distribution and Costs

We will pay the cost of preparing, printing and distributing this Information Statement.

Potential Anti-takeover Effects of Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the remainder of significant amounts of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, the increase in authorized common shares proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or obtain control of the Company.

Other than this proposal, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Our Articles of Incorporation contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our Articles of Incorporation, the holders of the Company’s common stock do not have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Purpose and Effect of the Proposed Amendment

The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize  500,000,000 shares of common stock. The reason for the increase in authorized shares of common stock is due, in part  to our current insufficiency of authorized shares necessary to meet commitments for share issuances in connection with the Stock Purchase Agreement (the “Stock Purchase Agreement”) effective December 2, 2011 with Lantis Laser Inc. under which we became a majority owned subsidiary of Lantis Laser Inc.  We issued 109,928,311 shares of our common stock to give Lantis Laser Inc. 55% ownership of the issued and outstanding shares of our common stock and agreed  to issue an additional, 79,078,817 shares of our common stock following a 1:10 reverse split to achieve ownership by Lantis Laser of 90,071,648 shares or 80% of the Company's 112,589,560 issued and outstanding shares of our capital stock. Following the filing of the amendment to our articles of incorporation and the 1:10 reverse split discussed below, we will issue to California Capital Equity 13,510,752 shares of our common stock or 12% of the issued and outstanding shares of our common stock in accordance with the Stock Purchase Agreement. California Capital Equity agreed to convert its remaining debt obligations from us to equity in return for 5,000,000 shares of Lantis Laser Inc. common stock. The Agreement under section 1.4 required that this be the post-split capitalization to induce Lantis Laser Inc. to acquire 80% ownership of us and commence the mining and exploration business that it is engaged in to allow our current shareholders to have an equity stake in an on-going business.

Following the filing of the amendment to our articles of incorporation and the 1:10 reverse split discussed below, we will issue to California Capital Equity 13,510,752 shares of our common stock or 12% of the issued and outstanding shares of our common stock in accordance with the Stock Purchase Agreement. California Capital Equity agreed to convert its remaining debt obligations from us to equity in return for 5,000,000 shares of Lantis Laser Inc. common stock. The Agreement under section 1.4 required that this be the post-split capitalization to induce Lantis Laser Inc. to acquire 80% ownership of us and commence the mining and exploration business that it is engaged in to allow our current shareholders to have an equity stake in an on-going business.

The general effect upon the rights of the existing security holders as a result of the increase in common stock is an overall dilution of the Company’s stock and the inherent effects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares. If the Board deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common stock in the future from authorized shares, the Board generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.

 PROPOSAL 2 – AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

Our Board of Directors has unanimously approved and adopted, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s Common Stock.  Pursuant to the proposed Reverse Split, ten outstanding shares of Common Stock will be combined and become one share of Common Stock.  (the “Reverse Split”).

As of April 2, 2012, the Company had 198,009,290 shares of Common Stock issued and outstanding. Based on the number of shares currently issued and outstanding, immediately following the Reverse Split the Company would have approximately 19,800,929 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares and the issuance of an additional 79,078,817 post-split shares of Common Stock to be issued  to Lantis Laser under the Stock Purchase Agreement).

The par value of the Common Stock will not be changed in connection with the Reverse Split. The Board determined that the availability of additional shares was necessary in order for the Company to satisfy existing contractual obligations under the Stock Purchase Agreement and to consummate future financing transactions or business combinations. The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for general corporate purposes.

When implemented, the Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our stockholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. In lieu of issuing fractional shares, the Company will round up in the event a stockholder would be entitled to receive less than  one share of Common Stock  as a result of the Reverse Split. In addition, the split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The number of authorized and issued shares of the Company’s various series of preferred stock will not be affected in any way by the Reverse Split.

When implemented by the Board, the Reverse Split will be effective upon the filing of a Restated Certificate (the “Restated Certificate”) to the Articles of Incorporation with the Secretary of State of the State of Colorado. The Board of Directors will determine the actual time of filing of the Restated Certificate.

The following chart reflects the changes in our capital structure following the reverse split, the top row reflecting the pre-split capital structure and the bottom row reflecting the post-split capital structure:

Authorized Shares of Common Stock	Issued and Outstanding Shares	Reserved but Unissued	Available for Issuance
200,000,000	198,009,290	1,990,710	0
500,000,000	112,390,497[1]	199,071	387,410,432

(1) Includes 13,510,752 shares to be issued to California Capital Equity, LLC ("CCE") in exchange for CCE agreeing to convert the Raptor Networks Technology senior secured notes held by CCE.

Reasons for the Reverse Split

The primary purpose for effecting the Reverse Split is to increase the number of available shares under the Stock Purchase Agreement  to allow us to issue to Lantis Laser an additional 79,078,817 shares of our common stock on a post-split basis split to achieve ownership by Lantis Laser of 90,071,648 shares or 80% of the Company's 112,589,560 issued and outstanding shares of our Common  Stock on a fully diluted basis.

In determining to authorize the Reverse Split, and in light of the foregoing, our Board of Directors considered, among other things, that in the event that the Company engages in acquisitions or is spun out eventually fewer shares should result in a  higher per share price of our Common Stock, which might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company. In theory, the Reverse Split should cause the trading price of a share of our Common Stock after the Reverse Split to be ten times what it would have been if the Reverse Split had not taken place. However, this will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. Our Board of Directors believes that, to the extent that the price per share of our Common Stock remains at a higher per share price as a result of the Reverse Split, some of these concerns may be ameliorated. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of the Common Stock.

In evaluating whether or not to authorize the Reverse Split, in addition to the considerations described above, our Board of Directors also took into account various negative factors associated with reverse stock splits. These factors include:

•	the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

•	the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels; and

•	the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the potential concomitant downward pressure decreased liquidity could have on the trading price.

 Also, other factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the price of our Common Stock would be maintained at the per share price in effect immediately following the effective time of the Reverse Split. There also can be no assurance that the total market capitalization of the Company following the Reverse Split will be higher than the market capitalization preceding the split or that an increase in our trading price, if any, would be sufficient to generate investor interest.

Stockholders should recognize that if the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by ten). While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied.

If the Reverse Split is effected and the per share price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

In addition, the Reverse Split will likely increase the number of stockholders who own “odd lots” (stock holdings in amounts of less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the split.

Finally, following the Reverse Split the number of authorized but unissued shares of our Common Stock relative to the number of issued shares of our Common Stock will be increased. This increased number of authorized but unissued shares of our Common Stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our Common Stock. The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. The Reverse Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

Principal Effects of the Reverse Split

General

The Reverse Split will affect all of holders of our Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split, as described below.

Exchange Act Matters

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently traded, and following the Reverse Split will continue to be traded, on the OTCQB under the symbol “________”, subject to our continued satisfaction of the OTCQB listing requirements. Note, however, that the CUSIP number for our Common Stock will change in connection with the Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Number of Shares of Common Stock and Number of Stockholders

The Reverse Split would have the following effects on the number of shares of Common Stock:

1. Each ten shares of our Common Stock owned by a stockholder immediately prior to the Reverse Split would become one share of Common Stock after the Reverse Split;

2. All outstanding but unexercised options and warrants entitling the holders thereof to purchase shares of our Common Stock will enable such holders to purchase, upon exercise of their options or warrants, one-tenth of the number of shares of our Common Stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Split, at an exercise price equal to ten times the exercise price specified before the Reverse Split, resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the Reverse Split; and

3. The number of shares of our Common Stock reserved for issuance (including the maximum number of shares that may be subject to options) under our stock option plan  will be reduced to one-tenth of the number of shares currently included in such plan.

Rounding in Lieu of Issuing Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Split. Instead, the Company will round up to the nearest whole share any stockholder’s share ownership to the extent such stockholder would be entitled to receive less than  one share of Common Stock or greater as a result of the Reverse Split.

Accounting Matters

The Reverse Split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged, the components that make up total stockholders’ equity will change by offsetting amounts. As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal to one-tenth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

Procedure for Effecting the Reverse Split and Filing the Certificate of Amendment

Generally

In connection with the Reverse Split and related amendment to the Articles of Incorporation, our Board of Directors will file the Certificate of Amendment effecting the Reverse Split with the Secretary of State of the State of Colorado. The Reverse Split will become effective as of 5:00 p.m. eastern standard time on the date of filing, which time on such date will be referred to as the “effective time.” At the effective time, each ten shares of Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-Reverse Split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-Reverse Split shares. However, a stockholder will not be entitled to receive any dividends or distributions payable after the Certificate of Amendment is effective until that stockholder surrenders and exchanges his or her certificates.

First American Stock Transfer Company, Inc., the Company’s transfer agent (the “Transfer Agent”), will act as exchange agent for purposes of implementing the exchange of stock certificates, and is sometimes referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-Reverse Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

In connection with the Reverse Split, our Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new certificates representing post-Reverse Split shares of our Common Stock.

Street Name and Book-Entry Holders

Upon the Reverse Split, the Company intends to treat shares held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to effect the Reverse Split for their beneficial holders. These brokers, banks and other nominees may have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they may have regarding such procedures.

Stockholders who hold some or all of their shares in electronic book-entry form with the Transfer Agent do not have certificates evidencing their ownership and need not take any action to receive their post-Reverse Split shares. Rather, a statement will be sent automatically to any such stockholder’s address of record indicating the effects of the transaction, including the number of shares of Common Stock held following the Reverse Split.

 Certain U.S. Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who hold their pre-Reverse Split shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the post-Reverse Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Split.

The Reverse Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result,

•	Stockholders should not recognize any gain or loss as a result of the Reverse Split.

•	The aggregate basis of a stockholder’s pre-Reverse Split shares will become the aggregate basis of the shares held by such stockholder immediately after the Reverse Split.

•	The holding period of the shares owned immediately after the Reverse Split will include the stockholder’s holding period before the Reverse Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the solicitation of stockholder votes with regard to a proposed reverse split of our Common Stock

PROPOSAL 3 – AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR  DOMICILE

The Company has received stockholder approval to amend its Charter to change its place of incorporation from Colorado to Wyoming (the "Domicile Change").

The Domicile Change

The Company intends to change its domicile from Colorado to Wyoming since new management believes that the costs of conducting business will be less expensive in Wyoming and it already has one subsidiary, TAG Minerals Inc., incorporated in Wyoming.

The Company will change its state of incorporation from the State of Colorado to the State of Wyoming by the merger of the Company and a Wyoming corporation established by the Company in Wyoming, Mabwe Minerals Inc. (the "Merger").  The Domicile Change will be accomplished by the filing of (i) Statement of Merger (the “Colorado Statement of Merger”) with the Secretary of State of Colorado, and (ii) Articles of Merger (the “Wyoming Articles of Merger”) with the Secretary of State of Wyoming, by which the surviving corporation will be Mabwe Minerals Inc. Pursuant to the Plan of Merger, each outstanding share of Common Stock , $0.001 par value per share, of Raptor Networks Technology, Inc. (“Colorado Common Stock”) will be converted into one share of common stock, $0.001 par value per share, of the Wyoming Corporation (“Wyoming Common Stock”), and each outstanding and unexercised option, warrant or other right to purchase  Colorado Common Stock will become an option, warrant or other right to purchase Wyoming Common Stock on the basis of one share of Wyoming Common Stock for each share of Colorado Common Stock. The Company’s Board of Directors and officers immediately prior to the merger with its wholly-owned subsidiary, Mabwe Minerals Inc., will be the Board of Directors and officers of the surviving entity, or Mabwe Minerals Inc., the Wyoming corporation, immediately following such merger. The Articles of Incorporation and Bylaws of Mabwe Minerals Inc., attached hereto as Exhibits A and B, will become the Articles of Incorporation and Bylaws of the Company. The Domicile Change is being effected so that the change in the Company’s state of incorporation is more closely aligned with its business as now conducted and as contemplated by the Company.

Effective Date

The Merger will become effective immediately upon the filing of the  Colorado Statement of Merger with the Office of the Secretary of State of Colorado and the filing of the Wyoming Articles of Merger with the Office of the Secretary of the State of Wyoming. The filing will be made at least 20 days after the date this Information Statement is first mailed to the Company’s shareholders.

Effects of the Domicile Change

In order to effect the change of domicile described above, the Company will merge with and into its wholly-owned subsidiary, Mabwe Minerals Inc. (the “Change in Domicile Merger”) in accordance with the terms of the Stock Purchase Agreement. The Change in Domicile Merger will have no impact on the business of the Company, its employees or officers. Shareholders who oppose the Change in Domicile Merger do not have any dissenters’ or appraisal rights.

Upon the effectiveness of the Change in Domicile Merger, and giving effect to the change of corporate name:

(i) the Company will be merged with and into its wholly-owned subsidiary, Mabwe Minerals Inc., a Wyoming corporation and the surviving entity, and the Company will cease being governed by Colorado corporation laws;

(ii) the Company’s previous articles of incorporation and the Company’s previous by-laws will be replaced in their entirety with Mabwe Minerals Inc.’s Articles of Incorporation and Mabwe Minerals Inc.’s Bylaws subject to Wyoming law;

(iii) the Company will be named “Mabwe Minerals Inc.”;

(iv) all of the shares of the wholly-owned subsidiary, Mabwe Minerals Inc., outstanding immediately prior to the Change in Domicile Merger will be canceled;

(v) each outstanding (a) share of Colorado Common Stock will be converted into one share of Wyoming Common Stock, and (b) each outstanding  and unexercised option, warrant or other right to acquire Colorado Common Stock will become an option, warrant or other right to acquire shares of Wyoming Common Stock;

(vi) each director and officer of the Company immediately preceding the Change in Domicile Merger will be the officers and directors of the Company immediately following the Change in Domicile Merger Colorado continues to hold their respective offices with Wyoming Corporation; and

(vii) the surviving corporation will assume all of the liabilities of the Company.

The Change in Domicile Merger will be consummated in accordance with the Plan of Merger, attached hereto as Exhibit C, under which the Company, a Colorado corporation, will merge with and into its wholly-owned subsidiary, Mabwe Minerals Inc., a Wyoming corporation.

The Change in Domicile Merger will cause:

(i)	a change in our legal domicile from Colorado to Wyoming; and

(ii)	other changes of a legal nature, the material aspects of which are described herein.

However, the Change in Domicile is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of the Company as a Wyoming corporation. The Change in Domicile itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Change in Domicile) of the Company. The Company anticipates that its Common Stock will be quoted under the stock symbol “_____”.

Some Implications of the Change in Domicile

The Plan of Merger provides that the Company (the “Colorado Corporation”) will merge with and into its wholly-owned subsidiary, Mabwe Minerals Inc., with Mabwe Minerals Inc. being the surviving corporation (the “Wyoming Corporation”). Under the Plan of Merger, the Wyoming Corporation will assume all of the assets and liabilities of the Colorado Corporation, and the Colorado Corporation will cease to exist as a corporate entity. The surviving corporation will be named Mabwe Minerals Inc. The directors of the Colorado Corporation will continue as the new directors of the surviving Wyoming Corporation.

At the effective time of the Change in Domicile Merger, each outstanding shares of the Colorado Corporation, $.001 par value per share, automatically will be converted into one share of common stock of Mabwe Minerals Inc., $.001 par value per share. Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Mabwe Minerals Inc. Upon  request, we will issue new certificates to any shareholder that holds old Colorado Corporation stock certificates, provided that such holder has surrendered the certificates representing new Wyoming Corporation’s shares in accordance with the Plan of Merger. Any request for new certificates will be subject to normal requirements including proper endorsement, signature, guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Change in Domicile Merger will own shares of the surviving corporation that are freely tradable after the Change in Domicile Merger. Similarly, any shareholders holding securities with transfer restrictions before the Change in Domicile Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Change in Domicile Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Change in Domicile Merger will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the Change in Domicile, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTCQB. The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

Certain Differences Between the Corporate Laws of Colorado and Wyoming

Because of differences between Colorado corporation laws and Wyoming corporation laws, as well as differences between the Company’s governing documents before and after the Change in Domicile Merger, the Change in Domicile Merger will effect certain changes in the rights of the Company’s stockholders. Summarized below are significant provisions of the Colorado Revised Statutes, as amended (the “CRS”), and the Wyoming Business Corporation Act, as amended (the “BCA”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Change in Domicile resulting from the differences between the CRS and the BCA and the differences between Colorado Corporation’s articles of incorporation and Colorado Corporation’s by-laws, on the one hand, and the Wyoming Articles of Incorporation and the Wyoming Bylaws, on the other hand. The chart indicates all material changes between the corporate laws of Colorado and Wyoming. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CRS, the BCA, Colorado Corporation’s articles of incorporation, Colorado Corporation’s by-laws, the Wyoming Articles of Incorporation and the Wyoming Bylaws.

Provision	Colorado law and Colorado Corporation’s governing documents	Wyoming law and Wyoming Corporation’s governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation’s bylaws.
Wyoming law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the Articles of Incorporation fixes the number of directors.

Colorado Corporation’s bylaw provided that the Board of Directors shall consist of at least one member, and not more than five members, and the number of directors may be increased or decreased pursuant to board resolutions and the number of directors shall not be less than one. Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.

The Wyoming Bylaws provide that the board of directors shall consist of not less than one director until changed by a bylaw amendment. The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of at least a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of a majority of the outstanding shares entitled to vote, or by a vote of at least a majority of directors who constitute the board of directors.

Classified Board of Directors
Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.
Wyoming law permits any Wyoming corporation to classify its board of directors into as many as three classes with staggered terms of office.

	Colorado Corporation did not have a classified board.	Wyoming Corporation does not currently have a classified board of directors.

Removal of Directors
Under Colorado law, any one or all of the directors of a corporation may be removed if the votes cast in favor of removal exceed the number cast against removal, unless cumulative voting is in effect, but only at a meeting called for such purpose. Removal can be with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause.

With limited exceptions applicable to directors elected by a voting group of shareholders and if the Articles of Incorporation provide that a director may be removed only for cause, under Wyoming law directors of a corporation may be removed with or without cause, if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director..

Colorado Corporation’s bylaws provided that any director may be removed if the number of votes cast in favor or removal constitute a majority, with or without cause, at a meeting called for such purpose. Colorado Corporation’s articles do not limit a shareholder’s right to vote to remove a director without cause.

The Wyoming Articles of Incorporation provides that any director may be removed, with or without cause, at a meeting of stockholders. A vacancy created by removal of a director may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Board Action by Written Consent
Colorado law provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Wyoming law provides that, unless the Articles of Incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if the requisite number of the members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. The corporation is required to provide notice of any action by written consent to nonvoting or non-consenting directors within ten days after written consents to take an action have been delivered to the corporation.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws did not change this statutory rule.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Interested Party Transactions
Under Colorado law, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), or the contract or transaction is fair to the corporation at the time it is authorized or approved. Colorado law also includes a provision which repeals the above provisions as of the effective date of any federal law that would permit such conflicting interest transactions.

Under Wyoming law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the qualified directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

	Colorado Corporation’s articles of incorporation and bylaws did not place restrictions on interested party transactions in addition to those in the CRS.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Special Meetings of Stockholders
Colorado law provides that special meetings of stockholders are callable by the entire board of directors, a person or persons authorized by the bylaws to call a special meeting of stockholders, or written demand of stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.

Wyoming law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting.

Colorado Corporation’s bylaws provided that special meetings of the stockholders may be called by the president or the board of directors, or upon receipt of written demand from stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.

The Wyoming Bylaws provide that special meetings of the stockholders may be called by the board of directors, the chair of the board, the chief executive officer, the president, or the secretary at any time.

Failure to Hold an Annual Meeting of Stockholders
Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any stockholder entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.

Wyoming law provides that if a corporation fails to hold an annual meeting at the time stated in or fixed under the corporation's bylaws it shall not affect the validity of any corporate action. Wyoming law states that a director who is not part of a classified board has a terms that expires at the next shareholders meeting at which directors are elected.

	Colorado Corporation’s articles and Colorado Corporation’s bylaws did not change this statutory rule.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change this statutory rule.

Cumulative Voting	Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.	A Wyoming corporation may provide for cumulative voting in the corporation’s Articles of Incorporation.

	Colorado Corporation had a provision denying cumulative voting rights in the election of its directors in its articles of incorporation.	The Wyoming Articles of Incorporation does not provide for cumulative voting.

Vacancies
All vacancies on the board of directors of a Colorado corporation may be filled by the shareholders, the board of directors, or by a majority of the remaining directors though less than a quorum, unless the articles of incorporation provide otherwise; subject to the proviso, however, that if a vacancy occurs in a directorship that was held by a director elected by a voting group of stockholders, then only the remaining directors elected by the same voting group or the shareholders in that voting group are entitled to vote to fill the vacancy.

All vacancies and newly created directorships on the board of directors of a Wyoming corporation may be filled by the shareholders or a majority of the directors then in office, though less than a quorum, unless the Articles of Incorporation provide otherwise.

Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws provided that all vacancies on the board of directors may be filed by a majority of the directors then in office, though less than a quorum. In the event one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those that have resigned, to fill the vacancies and to take effect when such resignation or resignations becomes effective.

The Wyoming Bylaws provide that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least a majority of the shares present at a special meeting of the shareholders called for such purpose.

Stockholder Voting Provisions
Under Colorado law, a majority of the voting power, which includes the voting power that is present in person or by proxy, generally constitutes a quorum for the transaction of business at a meeting of stockholders, subject to the proviso that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on the matter by a voting group. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Colorado law or the articles of incorporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present in person or represented by proxy generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Wyoming law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws did not change these statutory rules.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Stockholder Action by Written Consent
Colorado law states that if expressly provided for in the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Under Wyoming law any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Wyoming law requires the corporation to give ten days' notice of the taking of corporate action without a meeting by less than unanimous written consent to those non-consenting voting stockholders.

Colorado Corporation’s articles of incorporation did not contain a provision permitting action by stockholders without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.
The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Vote for Mergers and Other Corporate Reorganizations
In general, Colorado requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Colorado, Colorado law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, unless the Articles of Incorporation or the Board of directors require a greater vote, Wyoming law requires authorization by stockholders at a meeting at which a quorum exists, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Wyoming law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, and the voting power of the shares that are issued and issuable do not exceed 20% of the voting power of the shares of the corporation that are outstanding immediately before the transaction..

	Colorado Corporation’s articles of incorporation and bylaws did not change these statutory rules.	The Wyoming Articles of Incorporation and the Wyoming Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights
Dissenting shareholders have the right to obtain the fair value of their shares in comparable circumstances as under the BCA. Under the CRS, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CRS are available to both record holders and beneficial holders.

Under the BCA, a dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CRS are available to both record holders and in limited circumstances to beneficial holders.

	Colorado Corporation’s articles and bylaws did not contain provisions related to dissenters’ rights.	Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to appraisal rights.

Shareholder Rights to Examine Books and Records
Under the CRS, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months, or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the BCA, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except a stockholder must have been a shareholder for at least six months and owns at least 5% of all outstanding shares of any class of shares when the demand is made. If a corporation refuses to permit inspection or does not reply to the demand the stockholder may apply to the district court where the corporation's principal office is located or if not located in Wyoming where its registered office is located for an order to compel such inspection.

	Colorado Corporation’s articles and bylaws did not contain provisions related to shareholder rights to examine books and records.	Wyoming Corporation’s Articles of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Amendment or Repeal of Bylaws
Under the CRS, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

The BCA provides that stockholders may amend the bylaws and, if provided in its Articles of Incorporation, the board of directors also has this power. Under the BCA, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its Articles of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Colorado Corporation’s bylaws contained provisions related to amendment or repeal of the bylaws by a majority vote of the board of directors.
The Wyoming Articles of Incorporation and the Wyoming Bylaws provide that the bylaws may be adopted, amended or repealed by the board of directors, or (ii) upon the approval of the holders of at least a majority of the outstanding common stock. The stockholders may repeal or amend the bylaws as amended by the board of directors. In addition, the board of directors shall not amend any bylaws fixing the qualifications, classifications or terms of the board of directors.

Amendment or Repeal of Articles of Incorporation
Under the CRS, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Under the BCA, stockholders are not entitled to enact an amendment to the Articles of Incorporation without appropriate action taken by the board of directors. Amendments to the Articles of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

The Wyoming Articles of Incorporation and Bylaws do not change these statutory rules.

Colorado Corporation’s articles did not contain provisions related to amendments thereof.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if such person met the Standard of Conduct (addressed below). With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation. In addition, no indemnification shall be made with respect to any matters as to which a director is adjudged liable on the basis the director derived an improper personal benefit.

Permissible Indemnification – Non-Derivative Actions. Under the BCA, a corporation may indemnify an indemnitee who was or is a party to any proceeding against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation may indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification may be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Colorado corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith.

Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the BCA’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

The CRS also allows a corporation to indemnify an indemnitee who is not a director to a greater extent than specified in the CRS, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CRS.

The CRS requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Standard of Conduct
Under the CRS, the “Standard of Conduct” requires that an indemnitee acted (i) in good faith, (ii) in a manner the indemnitee reasonably believed to be, in the case of conduct in the indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the indemnitee’s conduct was unlawful.

Under the BCA, the Standard of Conduct requires that an indemnitee conducted himself in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are fewer than two qualified directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Colorado Corporation’s bylaws provided that the corporation shall, to the fullest extent permitted by applicable law, indemnify each of its directors and officers and each other person who may have acted as a representative of the corporation at its request against any liability and expenses (including attorneys’ fees) incurred in connection with any proceeding, arising by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the corporation.

The Wyoming Articles of Incorporation and Bylaws provide that Wyoming Corporation shall indemnify its directors, officers and other agents to the fullest extent authorized by the BCA. The Wyoming Corporation is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Advancement of Expenses
Under Colorado law, the corporation may pay for or reimburse the reasonable expenses of a director or officer in advance of the final disposition of the action, suit or proceedings upon receipt of a written affirmation of the director’s or officer’s good faith belief that the director or officer met the standard of conduct, the director or officer provides the corporation a written undertaking to repay the advance if it is ultimately determined that he or she is not entitled to be indemnified by the corporation, and a determination is made that the facts then known by the determining party (the entire board, a committee of the board, independent legal counsel, or the shareholders) do not preclude such advances.

Wyoming law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Wyoming corporation has the discretion to decide whether or not to advance expenses.

	Colorado Corporation’s articles of incorporation and Colorado Corporation’s bylaws were consistent with Colorado law.	The Wyoming Bylaws provide that Wyoming Corporation may advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors
If the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

A Wyoming corporation is permitted to adopt provisions in its Articles of Incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Colorado Corporation’s articles of incorporation did not provide for elimination of director liability for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

The Wyoming Articles of Incorporation provides that, to the fullest extent permitted by Wyoming law, no director of Wyoming Corporation will be personally liable to Wyoming Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

ANTI-TAKEOVER STATUTES

Business Combination Statute
The CRS does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.

Under Wyoming law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Wyoming law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original Articles of Incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its Articles of Incorporation or bylaws expressly electing not to be governed by these provisions.

The Wyoming Articles of Incorporation does not opt out of the business combination statutes. However, Wyoming Corporation is not currently subject to these provisions because Wyoming Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Mabwe Minerals Inc. becomes subject to Section 203 in the future, Section 203 of the BCA under certain circumstances may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Mabwe Minerals Inc. for a three-year period. The provisions of the Wyoming Management Stability Act may encourage companies interested in acquiring Mabwe Minerals Inc. to negotiate in advance with the Mabwe Minerals Inc. Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

FRANCHISE TAX

Franchise Tax	The State of Colorado has no franchise tax.	The State of Wyoming requires corporations, including Mabwe Minerals Inc., to pay an annual franchise tax.

AUTHORIZED CAPITAL STOCK

Authorized Capital Stock
The Colorado articles authorize 200,000,000 shares of common stock, $.001 par value per share, and 5,000,000 shares of preferred stock, no par value. As of immediately prior to the Change in Domicile Merger, the Company had 198,009,290 shares of common stock and no shares of preferred stock outstanding.

The Wyoming Articles authorizes 500,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, no par value. Immediately following the Change in Domicile Merger and Reverse Split, Mabwe Minerals Inc. will have 112,589,560  shares of common stock on a fully diluted basis and no shares of preferred stock outstanding.

 The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Wyoming law and Colorado law for a complete understanding of their rights. Many provisions of the CRS and the BCA may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the CRS and the BCA.

PROPOSAL 4 – AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A CHANGE OF NAME OF THE COMPANY

The Company will change its name in its new Articles of Incorporation from "Raptor Networks Technology, Inc." to "Mabwe Minerals Inc." since the Company will now be engaged in the exploration and mining of gold and other industrial minerals and will not have any involvement with the historical business of the Company. The Board of the Company has concluded that the name of Mabwe Minerals Inc. more clearly reflects its new focus and future prospects and will help build a brand identity. Accordingly, the Board has concluded that is in the best interests of the Company and its shareholders to amend its charter to change its name to "Mabwe Minerals Inc."

Lantis Laser Inc. is currently engaged in the exploration and mining of gold and other industrial minerals in Zimbabwe. It acquired control of us to allow it to conduct such exploration and mining activities as part of its business plan to expand its geographic locations for these activities and to acquire other mining properties and attract other mining executives through a number of subsidiaries, one of which is Raptor Networks Technology.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Our voting securities consist of our Common Stock, par value $0.001 per share, of which 198,009,290 shares are outstanding. The following tables contain information regarding record ownership of our Common Stock as of February 6, 2012 held by:

•	persons who own beneficially more than 5% of our outstanding voting securities;

•	our directors;

•	our executive officers; and

•	all of our directors and executive officers as a group.

Stockholders, Management and Directors	Shares Beneficially Owned		Percentage of Outstanding Shares Owned

Lantis Laser Inc. 41 Howe Lane Freehold, NJ 07728	109,928,311	1	55.0%

All directors and executive officers as a group (1 person)			0%

(1)	Mr. Al Pietrangelo makes all investment decisions on behalf of Lantis Laser Inc.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Raptor Networks Technology, Inc., 41 Howe Lane, Freehold, NJ 07728.  Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Raptor Networks Technology, Inc., 41 Howe Lane, Freehold, NJ 07728, telephone: (732) 252-5146.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  We believe that during the fiscal year ended December 31, 2010, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Raptor Networks Technology, Inc., 41 Howe Lane, Freehold, NJ 07728 , telephone: (732) 252-5146.

Date: April 16, 2012	Raptor Networks Technology, Inc.

By Order of the Board of Directors

	By:	/s/ Al Pietrangelo
Al Pietrangelo
President and Chief Executive Officer

Exhibit A

MABWE MINERALS ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION

OF

MABWE MINERALS INC.

**************

THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the Business Corporation Act of the State of Wyoming, does hereby certify as follows:

FIRST:  The name of the Corporation is Mabwe Minerals Inc.

SECOND:  The registered office of the Corporation is to be located at 1620 Central Avenue, Suite 202, Cheyenne, Wyoming 82001.  The name of its registered agent at that address is AAA Corporate Services, Inc.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Act of Wyoming.

FOURTH:  The total number of shares of stock which the Corporation is authorized to issue is 505,000,000 shares of capital stock, of which 500,000,000 shares shall be Common Stock, $0.001 par value per share,  and 5,000,000 shall be Preferred Stock, no par value per share. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of preferred stock, for series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series.

FIFTH:  The name and address of the Incorporator are as follows:

NAME	ADDRESS

Al Pietrangelo	41 Howe Lane Freehold, New Jersey 07728

SIXTH:  The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

(1)      The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the bylaws.  Election of directors need not be by ballot unless the bylaws so provide.

(2)      The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the bylaws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens on all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(3)      The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interest, or for any other reason.

(4)      In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Wyoming, to the provisions of these Articles, and to the provisions of any bylaws from time to time made by the stockholders or by the Board of Directors; provided, however, that no bylaws so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

SEVENTH:  The Corporation shall, to the fullest extent permitted under the Business Corporation Act, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

EIGHTH:  The liability of the Corporation’s directors to the Corporation or its stockholders shall be eliminated to the fullest extent permitted by the Business Corporation Act of the State of Wyoming, as the same may be amended and supplemented.  No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

NINTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

2

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of January, 2012.

/s/ Al Pietrangelo
Al Pietrangelo

[Signature Page to Articles of Incorporation]

3

Exhibit B

BYLAWS
OF
.MABWE MINERALS INC.
A Wyoming Corporation

ARTICLE I
OFFICE

1.1           Registered Office. The registered office of Mabwe Minerals Inc., a Wyoming corporation (hereinafter called the “Corporation”), in the State of Wyoming shall be at 1620 Central Ave., Suite 202, Cheyenne, Wyoming, 82001 and the name of the registered agent in charge thereof shall be AAA Corporate Services, Inc..

1.2          Principal Office.The principal office for the transaction of the business of the Corporation shall be 41 Howe Lane, Freehold, N.J. 07728. The Board of Directors (hereinafter called the “Board”) is hereby granted full power authority to change the principal office from one location to another.

1.3          Other Office. The Corporation may also have an office or offices at such other place or places, either within or without the States of Wyoming, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II
MEETING OF STOCKHOLDERS

2.1         Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings in accordance with Section 2.11 of these Bylaws may be held at such time, date and place as the Board shall determine by resolution.

2.2           Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board, the Chief Executive Officer (Chairman of the Board), or the President.

2.3            Place of Meetings. All meetings of the stockholders shall be held at such places within or without the State of Wyoming, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

2.4           Notice of Meeting.

(a)           Except as otherwise required by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

(b)           Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meetings to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any person shall deliver to the Corporation a written notice setting forth his then current address, that requirement that notice be given to such as to require the filing of a certificate under any of the other sections, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section.

2.5           Quorum.    Except as provided by law, the holders of record of majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, and by any greater number of shares otherwise required to take such action by applicable law or the Articles of Incorporation. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

2.6           Voting

(a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

(i)           on the date fixed to Section 2.10 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

(ii)          if no such record date shall have been so fixed, then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Voting shall in all cases be subject to the provisions of the Wyoming Business Corporation Act and to the following provisions:

(i)          Subject to Section 2.6(b)(vii), shares held by an administrator, executor, guardian, conservator, custodian or other fiduciary may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder’s name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee’s name.

(ii)          Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver’s name if authority to do so is contained in the order of the court by which such receiver was appointed.

(iii)         Subject to the provisions of the Wyoming Business Corporation Act, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

(iv)         Shares standing in the name of a minor be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the non-age, unless a guardian of the minor’s property has been appointed and written notice of such appointment given to the Corporation.

(v)Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

(vi)         Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

(vii)         Shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settler or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares.

(viii)       If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(A)         If only one votes, such act binds all;

(B)         If more than one vote, the act of the majority so voting binds all;

(ix)          If more than one vote, but the vote is evenly split on any particular matter, each fraction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

(c)         Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of three (3) years from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the Wyoming Corporation Law.

(d)         At any meeting of the stockholders all matters, except as otherwise provided in the Articles of Incorporation, in these Bylaws or bay law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present.

(e)         The vote at any meeting of stockholders on any question need not be written ballot, unless so directed by the chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot upon demand made by any stockholder or stockholders present at the meeting before the voting begins. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

2.7           Action Without a Meeting Any action which is required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Wyoming, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board that has not been filed by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filled with the Secretary of the Corporation and shall be maintained in the  corporate records.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the Corporation by delivery to its registered office in the State of Wyoming, its principal place of business, or an officer or agent of Corporation having custody of the book in which proceeding of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the talking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with this section, and that written notice has been given as provided in this section.

2.8           List of Stockholders.  The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.9           Judges.  If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall: (i) decide upon the qualification of the voters; (ii) report the number of shares represented at the meeting and entitled to vote on such question; (iii) conduct the voting and accept the notes; and (iv) when the voting is completed, ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

2.10         Fixing Date for Determination of Stockholders of Record.

(a)       In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (19) days before the date of such meeting.

(b)       In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Wyoming, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c)       In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

If no record is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.11           Stockholder Proposals at Meeting.

(a)           Business may be properly brought before an annual meeting by a stockholder only upon the stockholder’s timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting as originally scheduled; provided, however. that in the event that less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Section 2.11, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder process to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the Stockholder in such business. Notwithstanding the foregoing, nothing in this Section 2.11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board.

(b)         The chairman of annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.11, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.12           Notice of Stockholder Nominees.

(a) Nominations of persons for election to the Board of the Corporation shall be made only at a meeting of stockholders and only (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.12. Such nominations, other than those made by or at the direction of the board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive officers of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.12, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder purposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, (including such person’s written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation’s books, of such stockholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder. Notwithstanding the foregoing, nothing in this Section 2.12 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by, at the discretion of, or on behalf of the Board.

(b) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 2.12, and if the chairman should so determine, the chairman shall so declare to the meeting and defective nomination shall be disregarded.

ARTICLE III
BOARD OF DIRECTORS

3.1           General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2           Number and Term of Office.  The authorized number of directors shall be no less than one (1). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. Directors need not be stockholders. Each director shall hold office until the next annual meeting and until a successor has elected and qualified, or he resigns, or he is removed in a manner consistent with these Bylaws.

3.3           Election of Directors.  The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes in accordance with the system of voting established by these Bylaws shall be the directors.

3.4           Resignation and Removal of Directors. Any director of the Corporation may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any or all of the directors may be removed with or without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

3.5           Vacancies.  Except as otherwise provided in the Articles of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by a majority of the remaining directors, though less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and qualified or until he shall resign or shall have been removed in the manner hereinafter provided.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

3.6           Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Wyoming as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver or notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other and such participation shall constitute presence in person at such meeting.

3.7           First Meetings.  The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

3.8           Regular Meetings Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as may be required by law or specified herein, notice of regular meetings need not be given.

3.9           Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or any two or more directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held, or by any manner allowed by law. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.10         Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, in the Articles of Incorporation or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business, at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

3.11        Action by Consent.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or Committee.

3.12        Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

3.13         Committees of Directors.

(a) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided. however, that no such committee shall have the power or authority to act on behalf of the Board with regard to:

(i)                the approval of any action which, under the Wyoming Business Corporation Act, also requires stockholders’ approval or approval of the outstanding shares;

(ii)              the filling of vacancies on the Board of Directors or in any committees;

(iii)             the fixing of compensation of the directors for serving on the Board or on any committee;

(iv)             the amendment or repeal of Bylaws or the adoption of new Bylaws;

(v)              the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

(vi)             a distribution to the stockholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

(vii)            the appointment of any other committees of the Board of Directors or members thereof.

(b) Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws dealing with the place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment and action without meeting, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors or a committee may adopt rules for the government of such committee not inconsistent with the provisions of these Bylaws.

Any such Committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act the meeting in the place any such absent or disqualified member.

3.14         Other Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more non-employee directors and one or more other disinterested persons, who need not be directors, for the purpose of providing advice to the Board regarding any matter, including but not limited to the compensation of officers and other key employees. For the purposes of this Section, a “disinterested person” means any person having no significant interest in the actions of the committee, as determined by the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall assist the Board in exercising its powers and authority in the management of the business and affairs of the Corporation, but shall not itself exercise such powers and authority. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of any such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint any disinterested person to act at the meeting in the place of any such absent or disqualified member. The compensation and reimbursement of expenses of the members of any such committee shall be determined by resolution passed by a majority of the whole Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any such member from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

3.15         Certain Transactions.  In the absence of fraud, no contract or other transaction between the Corporation and any other corporation, and no act the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are financially or otherwise interested in, or are directors or officers of, such other corporations; and, in the absence of fraud, any director, individually, or any firm of which any director may be a member, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Corporation; provided, in any case, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or committee. Any director of the Corporation who is also a director or officer of any such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation that shall authorize any such contract, act or transaction, and may vote thereat to authorize any such contract, act or transaction, which full force and effect as if he were not such director or officer of such other corporation or not so interested.

ARTICLE IV
OFFICERS

4.1           Corporate Officers.

(a)   The officers of the Corporation shall be a Chief Executive Officer (Chairman of the Board), a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, Chief Financial Officer (Treasurer) and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.1(b).

(b)           In addition to the officers specified in Section 4.1(a), the Board may appoint such other officers as the Board may deem necessary or advisable, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any officer provided for in this Section 4.1(b).

(c)           Any number of offices may be held by the same person.

4.2           Election, Term of Office and Qualifications.  The officers of the Corporation, except such officers as may be appointed in accordance with Section 4.1(b) or 4.5, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until such officer shall resign or shall be removed by the Board (either with or without cause) or otherwise disqualified to serve, or the officer’s successor shall be appointed and qualified.

4.3           Removal. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the directors of the Board at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

4.4           Resignations. Any officer may resign at any time by giving written notice of his resignation to the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board, President or Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.5           Vacancies. A vacancy is any office because of death, resignation, removal, disqualification or other cause may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

4.6           Chief Executive Officer (Chairman of the Board). The Chief Executive Officer (Chairman of the Board) of the Corporation shall be the chief executive officer of the Corporation, unless otherwise determined by the Board, and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board.

4.7           President.  The President shall have, subject to the control of the Board and/or the Chief Executive Officer (Chairman of the Board), general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agent and employees. The President shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer (Chairman of the Board), the Board or as prescribed by the Bylaws. At the request of the Chief Executive Officer (Chairman of the Board), or in the case of the absence or inability to act of the Chief Executive Officer (Chairman of the Board) upon the request of the Board, the President shall perform the duties of the Chief Executive Officer (Chairman of the Board) and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer (Chairman of the Board).

4.8           Vice President. Each Vice President shall have such power and perform such duties as the Board may from time to time prescribe. At the request of the President, or in the case of the President’s absence or inability to act upon the request of the Board, a Vice president shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

4.9           Chief Financial Officer (Treasurer). The Chief Financial Officer (Treasurer) shall supervise, have custody of, and be responsible for all funds and securities of the Corporation. The Chief Financial Officer (Treasurer) shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board or in accordance with authority delegated by the Board. The Chief Financial Officer (Treasurer) shall receive, and give receipt for, moneys due and payable to the Corporation from any source whatsoever. The Chief Financial Officer (Treasurer) shall exercise general supervision over expenditures and disbursements made by officers, agent and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer (Treasurer) shall, in general, perform all other duties incident to the office of Chief Financial Officer (Treasurer) and such other duties as from time to time may be assigned to the Chief Financial Officer (Treasurer) by the Board.

4.10           Secretary. The Secretary shall have the duty to record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board.

4.11           Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation. in any other capacity and receiving proper compensation therefor.

ARTICLE V
CONTRACTS, CHECKS, DRAFTS,
BANK ACCOUNTS, ETC.

5.1           Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or pledge its credit to render it liable for any purpose or in any account.

5.2           Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

5.3           Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer, President, any Vice President or the Chief Financial Officer, (or any other officer or officers, assistant or assistants, agent or agents or attorney or attorneys of the Corporation who shall from time to time be determined by the Board), may endorse, assign and deliver checks, draft and other orders for the payment of money which are payable to the order of the Corporation.

5.4           General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI
SHARES AND THEIR TRANSFER

6.1           Certificates for Stock.

(a)        The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolutions shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, in such form as the Board shall prescribe, signed by, or in the name of, the Corporation by the Chief Executive Officer (Chairman of the Board), or the President or Vice President, and by the Chief Financial Officer (Treasurer) or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares resigned in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or register who has signed, or whose facsimile signature has been placed upon, any such certificates, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or register at the date of issue.

(b)        A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.4.

6.2           Transfer of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

6.3            Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agent and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

6.4            Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

6.5           Payment for Shares.  Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any party paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

ARTICLE VII
SHARES AND THEIR TRANSFER

7.1           Authorization for Indemnification. The Corporation may indemnify, in the manner and to the full extent permitted by law, any person (or the estate, heirs, executors, or administrators of any person) who was or is a party to, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

7.2           Advance of Expenses. Costs and expenses (including attorney’s fees) incurred by or on behalf of a director or officer in depending or investigating any action, suit, proceeding or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director or officer shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the stockholders, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the director, officer, employee or agent acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the director, officer, employee or agent, it is more likely than not that it will ultimately be determined that such director, officer, employee or agent is not entitled to indemnification.

7.3           Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

7.4           Non-exclusivity. The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

ARTICLE VIII
MISCELLANEOUS

8.1           Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Wyoming  and the year of incorporation.

8.2           Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Articles of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

8.3           Amendments. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the incorporators, by the initial directors if they were named in the Articles of Incorporation, or, before the Corporation has received any payment for any of its stock, by its Board. After the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal Bylaws shall be in the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws as required by Wyoming's Business Corporation Act or any successor act.

8.4           Representation of Other Corporations. The Chief Executive Officer (Chairman of the Board), President, any Vice President or the Secretary of this Corporation is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

8.5           Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise

Any stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares, the time limits of and termination of the plan and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

8.6           Construction and Definitions.  Unless the context requires otherwise the general provisions, rules of construction and definitions in the  Wyoming Business Corporation Act shall govern the construction of these Bylaws Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

Exhibit C

PLAN OF MERGER

PLAN OF MERGER

MERGING

MABWE MINERALS INC.
A COLORADO CORPORATION

WITH AND INTO

MABWE MINERALS INC.
A WYOMING CORPORATION

Pursuant to Sections 17-16-1102 and 17-16-1103 of the Wyoming Business Corporation Act

Mabwe Minerals Inc., a Wyoming corporation (the “Company”), does hereby certify as follows:

FIRST:  The Company is duly organized and existing under the laws of the State of Wyoming and Mabwe Minerals Inc., formerly Raptor Networks Technology, Inc. (“Raptor”), is duly organized and existing under the laws of the State of Colorado.

SECOND:  The merger is taking place to move the domicile of Raptor to Wyoming.  Accordingly, each outstanding share of common stock of Raptor will be exchanged for each outstanding share of the Company and each warrant or option to acquire common stock of Raptor will be exchanged for a warrant or option to acquire common stock of the Company with identical terms to the Raptor warrant or option.

THIRD:  The outstanding Raptor shares of common stock will be exchanged for shares of the Company either when (i) a Raptor shareholder voluntarily submits the certificate representing the shares of common stock owned to the transfer agent for Raptor and the Company or (ii) such shares of Raptor common stock are sold.

FOURTH    The name of the surviving entity in the merger (the “Surviving Entity”) shall be the Company.

FIFTH:  The Articles of Incorporation of the Surviving Entity shall be the Articles of Incorporation of the Company as set forth in Exhibit A hereto.

* * * * *

1

IN WITNESS WHEREOF, the Company has caused this Plan of Merger to be executed in its name as of January __, 2012.

Mabwe Minerals Inc.

By:
Name: Al Pietrangelo
Title: President

2

Exhibit A

See attached.

Exhibit D

AGREEMENT WITH CALIFORNIA CAPITAL EQUITY, LLC

July 1, 2011

CONFIDENTIAL

California Capital Equity, LLC

11755 Wilshire Boulevard, Suite 2000

Los Angeles, California 90025

Gentlemen:

This letter agreement (this "Agreement") sets forth the terms and conditions of a binding agreement between California Capital Equity, LLC, a Delaware limited liability company ("Cal Cap"), and Raptor Networks Technology, Inc., a Colorado corporation ("Raptor"), regarding an exclusive license to Cal Cap of all of Raptor's intellectual property.

1.      License. In consideration of the payment in Section 3 below, Raptor hereby grants Cal Cap and its Affiliates an exclusive (even as to Raptor and its Affiliates), perpetual, irrevocable, fully paid-up, transferrable, sublicensable worldwide right and license to develop, design, make, have made, import, keep, offer for sale, sell, use and otherwise exploit the Licensed IP.

2.      Certain Definition. For purposes of this Agreement: "Affiliate" means, in relation to any person, a person controlled by, controlling, or under common control with such person (and the term "control" means the power to direct the management of an entity whether through ownership of voting securities, by contract or otherwise); "Intellectual Property" means technology and Know-How and all intellectual and industrial property rights therein or thereto, including patents, petty patents, utility models, copyright, database rights, design rights, registered and unregistered designs, semiconductor- topography rights (mask lay-out rights) and rights in Know-How, in each case whether registered or not and including pending applications and the right to apply for any of the foregoing, and any Improvements thereto, and including trade marks, trading names, domain names, logos and other indications of origin; "Know-How" means all technical information, data, knowledge, expertise, inventions and discoveries, whether patentable or not, whether or not reduced to writing or practice and whether or not individually kept confidential, and including information comprised in formulae, techniques, reference designs, specifications, drawings and associated data, components, prototypes, test jigs, models, samples, instructions, lists, computation models, computer programs (including executable code and source code), trial and testing results and other data, relating to (without limitation) the composition, production, manufacture, fabrication, design, development, use, performance, testing, validation, certification, packaging, repair, maintenance, monitoring, recording and controlling of any product, process or service, including any such information relating to tooling design and quality control; "Improvements" means any Intellectual Property or Know-How which is an improvement, modification or enhancement of, or otherwise relating to the Licensed IP; and "Licensed IP" means any and all Intellectual Property owned or controlled by Raptor or its Affiliates.

3.      Payment. Within five (5) business days after the execution of this Agreement, Cal Cap shall pay Raptor by wire transfer of immediately available funds the amount of $384,000 as complete and final payment for the rights granted herein.

CONFIDENTIAL
California Capital Equity, LLC
July 1, 2011

4.     Raptor Representations. Raptor hereby represents and warrants to Cal Cap that (i) it is a corporation duly organized under the laws of the jurisdiction in which it is incorporated or and has the full corporate power and authority, and has obtained all approvals, permits and consents necessary, to enter into this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly executed and delivered by and on behalf of Raptor, and constitutes a legal, valid, binding obligation, enforceable against Raptor in accordance with its terms; (iii) neither the execution nor the performance of this Agreement by Raptor is prohibited or restricted by any provision of law and will not be in breach of any obligation of Raptor to any third party; (iv) all of Raptor's Licensed Patents (as defined below) are set forth on Exhibit A; and (v) Raptor is the legal and beneficial owner of all right, title and interest in and to the Licensed Patents and has all rights to or under such patents and patent applications to grant the rights and licences under this Agreement.

5.     IP Maintenance. As between the parties, Cal Cap shall have the right to prepare, file, prosecute and maintain the patents and patent applications within the Licensed IP (such patents, "Licensed Patents"), at Cal Cap's cost and expense. If Cal Cap decides to cease the prosecution or maintenance of any Licensed Patents, it shall notify Raptor in writing sufficiently in advance so that Raptor may, at its discretion, assume the responsibility for the prosecution or maintenance of such Licensed Patents, at Raptor's cost and expense.

6.     Binding Agreement. It is understood and agreed that the terms and conditions of this Agreement are intended to be legally binding obligations and shall be binding upon the parties' execution hereof.

7.     Governing Law. This Agreement and any matter or dispute relating hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

8.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile or .pdf signature and the other party shall be entitled to rely on such facsimile or .pdf signature as evidence that this Agreement has been duly executed by such party.

[SIGNATURES ON FOLLOWING PAGE]

CONFIDENTIAL
California Capital Equity, LLC
July 1, 2011

Please countersign this Agreement to confirm your agreement with the terms and conditions set forth herein.

Sincerely,

Raptor Networks Technology, Inc.

/s/ T.M. Wittenschlaeger
Name:	T.M. Wittenschlaeger
Title:	CEO

Acknowledged and Agreed:

California Capital Equity, LLC

/s/ P. Soon-Shiong
Name:	P. Soon-Shiong
Title:	CEO

EXHIBIT A
Licensed Patents

(A) Granted patents:

(1) US 7,352,745 Granted 1 April 2008 titled "Switching System with Distributed Switching Fabric."

(2) US 7,548,545 Granted 16 June 2009 titled "Disaggregated Network Management."

(3) US 7,548,556 Granted 16 June 2009 titled "Secure Communication through a Network Fabric."

(4) US 7,599,314 Granted 6 October 2009 titled "Surface-Space Managed Network Fabric."

(5) US 7,603,428 Granted 13 October 2009 titled "Software Application Striping."

(6) US 7,904,602 Granted 8 March 2011 titled "Distributed Computing Bus."

(B) Continuation and in-process activities

•	Matter 15US2 "Distributed Computing Bus"
	•	Application_01a_(Raptor, 15US2).pdf
	•	Filed March 7, 2011
	•	Not yet published
	•	Not yet examined
•	Matter 17US2 "Surface-Space Managed Network Fabric"
	•	US20090316619 (Wittenschlaeger).pdf
	•	Filed September 9, 2009
	•	Currently in active prosecution
•	Matter 18US3 "Software Application Striping"
	•	US20090327446 (Wittenschlaeger).pdf
	•	Filed September 9, 2009
	•	Currently in active prosecution
•	Matter 26US1 "Hybrid Transport - Application Network Fabric Apparatus"
	•	US20100312913 (Wittenschlaeger).pdf
	•	Filed August 3, 2010
	•	Not yet examined
•	Matter 27US1 "Vector-Based Anomaly Detection"
	•	Application_01_b(Raptor,27US1).pdf
	•	Filed February 9, 2011
	•	Not yet published
	•	Not yet Examined
•	Matter 28US1 "Distributed Network Interfaces for Application Cloaking and Spoofing"
	•	Application_01b(Raptor,28US1).pdf
	•	Filed February 9, 2011
	•	Not yet published
	•	Not yet Examined